BARON

FUNDS®

Baron Opportunity Fund

Supplement dated May 20, 2010

to Summary Prospectus dated January 28, 2010

Effective immediately, the Summary Prospectus of Baron iOpportunity Fund (the “Fund”) is modified as follows:

All references to “Baron iOpportunity Fund” in the Summary Prospectus are changed to “Baron Opportunity Fund.”

On page 4 of the Summary Prospectus, the “Average Annual Total Returns for the periods ended December 31, 2009” table and the paragraph immediately following the table are deleted in their entirety and replaced with the following table and paragraph:

Average Annual Total Returns for the periods ended December 31, 2009

	1 year	5 years	10 years	Since Inception
BARON OPPORTUNITY FUND
Retail Shares (Inception date: 02-29-00)
Return before taxes	61.80%	4.88%	N/A	1.49%
Return after taxes on distributions	61.80%	4.88%	N/A	1.47%
Return after taxes on distributions and sale of Fund shares	40.17%	4.20%	N/A	1.26%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	62.08%	4.91%	N/A	1.50%
Russell MidCap Growth† (reflects no deduction for fees, expenses or taxes)	46.29%	2.40%	N/A	-2.44%
NASDAQ Composite† (reflects no deduction for fees, expenses or taxes)	43.89%	0.85%	N/A	-7.13%
S&P 500 (reflects no deduction for fees, expenses or taxes)	26.50%	0.40%	N/A	-0.27%

*	Performance prior to May 29, 2009 is based on the performance of the Retail Shares which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

†	The Russell MidCap Growth is replacing the NASDAQ Composite as the primary broad-based index for Baron Opportunity Fund because the Adviser believes that the Russell MidCap Growth is more representative of the Fund’s investment strategy. The NASDAQ Composite remains in the table above for comparison purposes.

The Russell MidCap Growth is an unmanaged index of those Russell MidCap medium-sized companies that are classified as growth companies. The NASDAQ Composite is an unmanaged index that tracks the performance of market-value weighted common stocks listed on NASDAQ. The S&P 500 is an unmanaged index that measures the performance of larger-cap U.S. equities.

This information supplements the Summary Prospectus dated January 28, 2010. This Supplement, the Summary Prospectus and the Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.